Pacific Select Fund NSAR 6-30-15
Exhibit 77O




             PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED MARCH 31, 2015

 ITEM                                                SECURITIES PURCHASED
 -----------------------------------------------  ----------------------------
 (1)  Name of Issuer                              Brixmor Property Group Inc.
 (2)  Description of Security (name, coupon,             Common Stock
      maturity, subordination, common stock,             BRX Secondary
      etc.)                                             Cusip 11120U10
 (3)  Date of Purchase (Provide proof of                   1/13/2015
      purchase, e.g., trade ticket)
 (4)  Date of Offering                                     1/13/2015
 (5)  Unit Price                                            $26.15
 (6)  Principal Amount of Total Offering                $457,625,000.00
 (7)  Underwriting Spread:
      Dollars ($)                                            $0.15
      Percent (%)                                            0.57%
 (8)  Names of Syndicate Members For the              JPMorgan/ Citigroup
      purchased 10f-3 only: Insert all Syndicate
      Members (not just those listed on cover of
      offering document).
 (9)  Dollar Amount of Purchase by the Portfolio          $818,495.00
 (10) % of Offering Purchased by Portfolio                   0.18%
 (11) % of Offering Purchased by: Associated                 2.45%
      Accounts (EXCLUDING this Portfolio).
 (12) Sum of Items (10) and (11)-- Limit is no               2.63%
      more than 25%.
 (13) % of Portfolio Assets Applied to Purchase              0.06%
 (14) Name(s) of Syndicate Members (s) from whom           Citigroup
      Purchased
 (15) Name of Affiliated Underwriter                         JPMSI




                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2015

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 05/19/15                                  Signed: /s/ MADALINA BAL
      -------                                           ------------------------
                                                Name:  Madalina Bal
                                                Title: Vice President

             PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED MARCH 31, 2015

  ITEM                                         SECURITIES PURCHASED
  ----------------------------------  ----------------------------------------
  (1) Name of Issuer                        Southwestern Energy Company
  (2) Description of Security (name,               Common Stock
      coupon, maturity,                            SWN Secondary
      subordination, common stock,                Cusip 84546710
      etc.)
  (3) Date of Purchase (Provide                      1/15/2015
      proof of purchase, e.g., trade
      ticket)
  (4) Date of Offering                               1/14/2015
  (5) Unit Price                                      $23.00
  (6) Principal Amount of Total                   $600,000,011.00
      Offering
  (7) Underwriting Spread:
      Dollars ($)                                      $0.69
      Percent (%)                                      3.00%
  (8) Names of Syndicate Members For   BofA Merrill Lynch / Citigroup / J.P.
      the purchased 10f-3 only:          Morgan / Wells Fargo Securities /
      Insert all Syndicate Members      BMO Capital Markets / BNP Paribas /
      (not just those listed on          MUFG / Mizuho Securities / RBS /
      cover of offering document).          SMBC Nikko / BBVA / Credit
                                       Agricole CIB / RBC Capital Markets /
                                          CIBC / Societe Generale / BB&T
                                      Capital Markets / Comerica Securities /
                                        Fifth Third Securities / Heikkinen
                                         Energy Advisors / HSBC / KeyBanc
                                       Capital Markets / Macquarie Capital /
                                        Piper Jaffray / PNC Capital Markets
                                        LLC / Baird / Scotiabank/Howard Wei
                                           Tudor, Pickering, Holt & Co.
  (9) Dollar Amount of Purchase by                  $425,500.00
      the Portfolio
  (10)% of Offering Purchased by                       0.07%
      Portfolio
  (11)% of Offering Purchased by:                      4.76%
      Associated Accounts (EXCLUDING
      this Portfolio).
  (12)Sum of Items (10) and (11)--                     4.84%
      Limit is no more than 25%.
  (13)% of Portfolio Assets Applied                    0.03%
      to Purchase
  (14)Name(s) of Syndicate Members              BofA Merrill Lynch
      (s) from whom Purchased
  (15)Name of Affiliated Underwriter                   JPMSI



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2015

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 05/19/15                                  Signed: /s/ MADALINA BAL
      -------                                           ------------------------
                                                Name:  Madalina Bal
                                                Title: Vice President

             PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED MARCH 31, 2015

ITEM                                            SECURITIES PURCHASED
-------------------------------------  ----------------------------------------
(1)  Name of Issuer                              American Tower Corp
(2)  Description of Security (name,                 Common Stock
     coupon, maturity, subordination,               AMT Secondary
     common stock, etc.)                           Cusip 03027X100
(3)  Date of Purchase (Provide proof                  2/26/2015
     of purchase, e.g., trade ticket)
(4)  Date of Offering                                 2/25/2015
(5)  Unit Price                                        $97.00
(6)  Principal Amount of Total                    $2,279,500,000.00
     Offering
(7)  Underwriting Spread:
     Dollars ($)                                        $2.57
     Percent (%)                                        2.65%
(8)  Names of Syndicate Members For      Goldman, Sachs & Co. / BofA Merrill
     the purchased 10f-3 only: Insert    Lynch / Barclays / Ciitgroup / J.P.
     all Syndicate Members (not just        Morgan / Morgan Stanley / RBC
     those listed on cover of          Capital Markets / RBS / TD Securities /
     offering document).                BBVA / BNP Paribas / Credit Agricole
                                         CIB / EA Markets / HSBC / Macquarie
                                       Capital / Mizuho Securities / Santander
                                        / Scotiabank / SMBC Nikko / SunTrust
                                                  Robinson Humphrey
(9)  Dollar Amount of Purchase by the               $3,802,400.00
     Portfolio
(10) % of Offering Purchased by                         0.17%
     Portfolio
(11) % of Offering Purchased by:                        4.17%
     Associated Accounts (EXCLUDING
     this Portfolio).
(12) Sum of Items (10) and (11)--                       4.34%
     Limit is no more than 25%.
(13) % of Portfolio Assets Applied to                   0.26%
     Purchase
(14) Name(s) of Syndicate Members (s)            Goldman Sachs & Co.
     from whom Purchased
(15) Name of Affiliated Underwriter                     JPMSI



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2015

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 05/19/15                                  Signed: /s/ MADALINA BAL
      -------                                           ------------------------
                                                Name:  Madalina Bal
                                                Title: Vice President

             PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED MARCH 31, 2015

  ITEM                                          SECURITIES PURCHASED
  -----------------------------------  ---------------------------------------
  (1)  Name of Issuer                      Citizens Financial Group, Inc.
  (2)  Description of Security (name,               Common Stock
       coupon, maturity,                           CFG Secondary
       subordination, common stock,                Cusip 17461010
       etc.)
  (3)  Date of Purchase (Provide                     3/25/2015
       proof of purchase, e.g., trade
       ticket)
  (4)  Date of Offering                              3/25/2015
  (5)  Unit Price                                      $23.75
  (6)  Principal Amount of Total                 $3,206,250,000.00
       Offering
  (7)  Underwriting Spread:
       Dollars ($)                                     $0.29
       Percent (%)                                     1.20%
  (8)  Names of Syndicate Members For    Morgan Stanley / Goldman, Sachs &
       the purchased 10f-3 only:       Co. / J.P. Morgan / Citigroup / Credit
       Insert all Syndicate Members     Suisse / Deutsche Bank Securities /
       (not just those listed on         RBS / UBS Investment Bank / Wells
       cover of offering document).     Fargo Securities / Barclays / Keefe,
                                          Bruyette & Woods / Oppenheimer &
                                        Co. / RBC Capital Markets / Sandler
                                              O'Neill + Partners, L.P.
  (9)  Dollar Amount of Purchase by                 $912,000.00
       the Portfolio
  (10) % of Offering Purchased by                      0.03%
       Portfolio
  (11) % of Offering Purchased by:                     0.99%
       Associated Accounts (EXCLUDING
       this Portfolio).
  (12) Sum of Items (10) and (11)--                    1.02%
       Limit is no more than 25%.
  (13) % of Portfolio Assets Applied                   0.06%
       to Purchase
  (14) Name(s) of Syndicate Members                Morgan Stanley
       (s) from whom Purchased
  (15) Name of Affiliated Underwriter                  JPMSI



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2015

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.


Date: 05/19/15                                     Signed: /s/ MADALINA BAL
      -------                                              ---------------------
                                                   Name:  Madalina Bal
                                                   Title: Vice President

                PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED MARCH 31, 2015

 ITEM                                          SECURITIES PURCHASED
 -----------------------------------  ----------------------------------------
 (1)  Name of Issuer                        Southwestern Energy Company
 (2)  Description of Security (name,               Common Stock
      coupon, maturity,                            SWN Secondary
      subordination, common stock,                Cusip 84546710
      etc.)
 (3)  Date of Purchase (Provide                      1/15/2015
      proof of purchase, e.g., trade
      ticket)
 (4)  Date of Offering                               1/14/2015
 (5)  Unit Price                                      $23.00
 (6)  Principal Amount of Total                   $600,000,011.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                      $0.69
      Percent (%)                                      3.00%
 (8)  Names of Syndicate Members For   BofA Merrill Lynch / Citigroup / J.P.
      the purchased 10f-3 only:          Morgan / Wells Fargo Securities /
      Insert all Syndicate Members      BMO Capital Markets / BNP Paribas /
      (not just those listed on          MUFG / Mizuho Securities / RBS /
      cover of offering document).          SMBC Nikko / BBVA / Credit
                                       Agricole CIB / RBC Capital Markets /
                                          CIBC / Societe Generale / BB&T
                                      Capital Markets / Comerica Securities /
                                        Fifth Third Securities / Heikkinen
                                         Energy Advisors / HSBC / KeyBanc
                                       Capital Markets / Macquarie Capital /
                                        Piper Jaffray / PNC Capital Markets
                                         LLC / Baird / Scotiabank / Howard
                                        Weil / Tudor, Pickering, Holt & Co.
 (9)  Dollar Amount of Purchase by                  $568,100.00
      the Portfolio
 (10) % of Offering Purchased by                       0.09%
      Portfolio
 (11) % of Offering Purchased by:                      4.67%
      Associated Accounts (EXCLUDING
      this Portfolio).
 (12) Sum of Items (10) and (11)--                     4.76%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied                    0.06%
      to Purchase
 (14) Name(s) of Syndicate Members              BofA Merrill Lynch
      (s) from whom Purchased
 (15) Name of Affiliated Underwriter                   JPMSI



                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2015

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 05/19/15                                  Signed: /s/ MADALINA BAL
      -------                                           ------------------------
                                                Name:  Madalina Bal
                                                Title: Vice President

                PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED MARCH 31, 2015

  ITEM                                         SECURITIES PURCHASED
  -----------------------------------  --------------------------------------
  (1)  Name of Issuer                       Brixmor Property Group Inc.
  (2)  Description of Security (name,              Common Stock
       coupon, maturity,                           BRX Secondary
       subordination, common stock,               Cusip 11120U10
       etc.)
  (3)  Date of Purchase (Provide                     3/24/2015
       proof of purchase, e.g., trade
       ticket)
  (4)  Date of Offering                              3/23/2015
  (5)  Unit Price                                     $26.38
  (6)  Principal Amount of Total                  $593,550,000.00
       Offering
  (7)  Underwriting Spread:
       Dollars ($)                                     $0.40
       Percent (%)                                     1.50%
  (8)  Names of Syndicate Members For  BofA Merrill Lynch / Citigroup / J.P.
       the purchased 10f-3 only:          Morgan / Wells Fargo Securities
       Insert all Syndicate Members
       (not just those listed on
       cover of offering document).
  (9)  Dollar Amount of Purchase by                 $113,434.00
       the Portfolio
  (10) % of Offering Purchased by                      0.02%
       Portfolio
  (11) % of Offering Purchased by:                     2.57%
       Associated Accounts (EXCLUDING
       this Portfolio).
  (12) Sum of Items (10) and (11)--                    2.59%
       Limit is no more than 25%.
  (13) % of Portfolio Assets Applied                   0.01%
       to Purchase
  (14) Name(s) of Syndicate Members           Wells Fargo Securities
       (s) from whom Purchased
  (15) Name of Affiliated Underwriter                  JPMSI



                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2015

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 05/19/15                                  Signed: /s/ MADALINA BAL
      -------                                           ------------------------
                                                Name:  Madalina Bal
                                                Title: Vice President

                PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED MARCH 31, 2015

  ITEM                                          SECURITIES PURCHASED
  -----------------------------------  ---------------------------------------
  (1)  Name of Issuer                      Citizens Financial Group, Inc.
  (2)  Description of Security (name,               Common Stock
       coupon, maturity,                           CFG Secondary
       subordination, common stock,                Cusip 17461010
       etc.)
  (3)  Date of Purchase (Provide                     3/25/2015
       proof of purchase, e.g., trade
       ticket)
  (4)  Date of Offering                              3/25/2015
  (5)  Unit Price                                      $23.75
  (6)  Principal Amount of Total                 $3,206,250,000.00
       Offering
  (7)  Underwriting Spread:
       Dollars ($)                                     $0.29
       Percent (%)                                     1.20%
  (8)  Names of Syndicate Members For    Morgan Stanley / Goldman, Sachs &
       the purchased 10f-3 only:       Co. / J.P. Morgan / Citigroup / Credit
       Insert all Syndicate Members     Suisse / Deutsche Bank Securities /
       (not just those listed on         RBS / UBS Investment Bank / Wells
       cover of offering document).     Fargo Securities / Barclays / Keefe,
                                          Bruyette & Woods / Oppenheimer &
                                        Co. / RBC Capital Markets / Sandler
                                              O'Neill + Partners, L.P.
  (9)  Dollar Amount of Purchase by                 $458,375.00
       the Portfolio
  (10) % of Offering Purchased by                      0.01%
       Portfolio
  (11) % of Offering Purchased by:                     1.00%
       Associated Accounts (EXCLUDING
       this Portfolio).
  (12) Sum of Items (10) and (11)--                    1.01%
       Limit is no more than 25%.
  (13) % of Portfolio Assets Applied                   0.05%
       to Purchase
  (14) Name(s) of Syndicate Members                Morgan Stanley
       (s) from whom Purchased
  (15) Name of Affiliated Underwriter                  JPMSI



                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2015

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 05/19/15                                  Signed: /s/ MADALINA BAL
      -------                                           ------------------------
                                                Name:  Madalina Bal
                                                Title: Vice President

                PACIFIC SELECT FUND - HEALTH SCIENCES PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED: MARCH 31, 2015

  ITEM                                          SECURITIES PURCHASED
  -----------------------------------  ---------------------------------------
  (1)  Name of Issuer                               ACTAVIS PLC
  (2)  Description of Security (name,                  EQUITY
       coupon, maturity,
       subordination, common stock,
       etc.)
  (3)  Date of Purchase (Provide                     2/25/2015
       proof of purchase, e.g., trade
       ticket)
  (4)  Date of Offering                              2/25/2015
  (5)  Unit Price                                     $288.00
  (6)  Principal Amount of Total                 $3,800,000,160.00
       Offering
  (7)  Underwriting Spread:
       Dollars ($)                                     $7.02
       Percent (%)                                     2.44%
  (8)  Names of Syndicate Members For    J.P. Morgan Securities LLC, Mizuho
       the purchased 10f-3 only:          Securities USA Inc., Wells Fargo
       Insert all Syndicate Members    Securities, LLC, Morgan Stanley & Co.
       (not just those listed on       LLC, Barclays Capital Inc., Citigroup
       cover of offering document).       Global Markets Inc., BNP Paribas
                                         Securities Corp., HSBC Securities
                                       (USA) Inc., Mitsubishi UFJ Securities
                                          (USA),Inc., RBS Securities Inc.,
                                        SMBC Nikko Securities America,Inc.,
                                            TD Securities (USA) LLC,DNB
                                           Markets, Inc., Raymond James &
                                       Associates, Inc., Scotia Capital (USA)
                                         Inc., BBVA Securities Inc., Credit
                                       Agricole Securities (USA) Inc., Fifth
                                         Third Securities,Inc., PNC Capital
                                         Markets LLC, Santander Investment
                                                  Securities Inc.
  (9)  Dollar Amount of Purchase by                $1,584,000.00
       the Portfolio
  (10) % of Offering Purchased by                      0.04%
       Portfolio
  (11) % of Offering Purchased by:                     1.93%
       Associated Accounts (EXCLUDING
       this Portfolio).
  (12) Sum of Items (10) and (11)--                    1.97%
       Limit is no more than 25%.
  (13) % of Portfolio Assets Applied                   0.43%
       to Purchase
  (14) Name(s) of Syndicate Members          J.P. MORGAN SECURITIES LLC
       (s) from whom Purchased
  (15) Name of Affiliated Underwriter         PNC CAPITAL MARKETS LLC

               PACIFIC SELECT FUND - LARGE CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                         QUARTER ENDED: MARCH 31, 2015

  ITEM                                          SECURITIES PURCHASED
  -----------------------------------  ---------------------------------------
  (1)  Name of Issuer                               ACTAVIS PLC
  (2)  Description of Security (name,                  EQUITY
       coupon, maturity,
       subordination, common stock,
       etc.)
  (3)  Date of Purchase (Provide                     2/25/2015
       proof of purchase, e.g., trade
       ticket)
  (4)  Date of Offering                              2/25/2015
  (5)  Unit Price                                     $288.00
  (6)  Principal Amount of Total                 $3,800,000,160.00
       Offering
  (7)  Underwriting Spread:
       Dollars ($)                                     $7.02
       Percent (%)                                    2.4400%
  (8)  Names of Syndicate Members For    J.P. Morgan Securities LLC, Mizuho
       the purchased 10f-3 only:          Securities USA Inc., Wells Fargo
       Insert all Syndicate Members    Securities, LLC, Morgan Stanley & Co.
       (not just those listed on       LLC, Barclays Capital Inc., Citigroup
       cover of offering document).       Global Markets Inc., BNP Paribas
                                         Securities Corp., HSBC Securities
                                       (USA) Inc., Mitsubishi UFJ Securities
                                          (USA),Inc., RBS Securities Inc.,
                                        SMBC Nikko Securities America,Inc.,
                                            TD Securities (USA) LLC,DNB
                                           Markets, Inc., Raymond James &
                                       Associates, Inc., Scotia Capital (USA)
                                         Inc., BBVA Securities Inc., Credit
                                       Agricole Securities (USA) Inc., Fifth
                                         Third Securities,Inc., PNC Capital
                                         Markets LLC, Santander Investment
                                                  Securities Inc.
  (9)  Dollar Amount of Purchase by                $4,435,200.00
       the Portfolio
  (10) % of Offering Purchased by                      0.12%
       Portfolio
  (11) % of Offering Purchased by:                     1.85%
       Associated Accounts (EXCLUDING
       this Portfolio).
  (12) Sum of Items (10) and (11)--                    1.97%
       Limit is no more than 25%.
  (13) % of Portfolio Assets Applied                   0.33%
       to Purchase
  (14) Name(s) of Syndicate Members          J.P. MORGAN SECURITIES LLC
       (s) from whom Purchased
  (15) Name of Affiliated Underwriter         PNC CAPITAL MARKETS LLC



                                    PACIFIC SELECT FUND - HEALTH SCIENCES and LARGE-CAP GROWTH PORTFOLIOS
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECTEMBER 31, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/30/15                        Signed: /s/ ARTEMIS BRANNIGAN
      -------                                ------------------------
                                     Name:  Artemis Brannigan
                                     Title: Vice President, Portfolio Compliance

                PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                          QUARTER ENDED JUNE 30, 2015

 ITEM                                          SECURITIES PURCHASED
 -----------------------------------  ----------------------------------------
 (1)  Name of Issuer                          ClubCorp Holdings, Inc.
 (2)  Description of Security (name,               Common Stock
      coupon, maturity,                           MYCC Secondary
      subordination, common stock,                Cusip: 18948M10
      etc.)
 (3)  Date of Purchase (Provide                      5/6/2015
      proof of purchase, e.g., trade
      ticket)
 (4)  Date of Offering                               5/5/2015
 (5)  Unit Price                                      $20.75
 (6)  Principal Amount of Total                   $249,000,000.00
      Offering
 (7)  Underwriting Spread:
      Dollars ($)                                      $0.78
      Percent (%)                                      3.75%
 (8)  Names of Syndicate Members For    Jefferies / Goldman, Sachs & Co. /
      the purchased 10f-3 only:          BofA Merrill Lynch / Citigroup /
      Insert all Syndicate Members    Deutsche Bank Securities / Wells Fargo
      (not just those listed on       Securities / J.P. Morgan / Stifel / CRT
      cover of offering document).               Capital / Nomura
 (9)  Dollar Amount of Purchase by                 $1,031,275.00
      the Portfolio
 (10) % of Offering Purchased by                       0.41%
      Portfolio
 (11) % of Offering Purchased by:                      5.08%
      Associated Accounts (EXCLUDING
      this Portfolio).
 (12) Sum of Items (10) and (11)--                     5.49%
      Limit is no more than 25%.
 (13) % of Portfolio Assets Applied                    0.09%
      to Purchase
 (14) Name(s) of Syndicate Members                   Jefferies
      (s) from whom Purchased
 (15) Name of Affiliated Underwriter        J.P. Morgan Securities Inc.




                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2015

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 07/23/15                             Signed: /s/ MADALINA BAL
      -------                                      ------------------------
                                           Name:  Madalina Bal
                                           Title: Vice President